Exhibit 4.4

COMMON STOCK C U S I P 67103X LU 2 OFG Bancorp, a corporation organized under the laws of the commonwealth of Puerto Rice. The shares represented by this certificate are transferable only on stock transfer look s of the corporation by the holder hereof. In person or by duly authorized attorney, upon proper endorsement and surrender of this certificate. The stock evidence by this certificate is not an account of an insurable type and is not insured by the Federal Deposit insurance corporation . This certificate is not valid unless countersigned and register by the Transfer Agent and Registrar. this certificate. The stock by this cotificate is not countersigned and registered: american stock transfter & trust company, llc transfer agent and register authorized signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

The Corporation's Certificate of Incorporation, as amended, authorizes it to issue more than one class of stock which may be issued in one or more series. The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of the shares evidenced by this Certificate and of each other class or series of stock which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences or rights. Any such request should be made with the Secretary of the Corporation.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

______________________________________________________________ the shares of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________ Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated ____________________

______________________________
Signature

______________________________
Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.